                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS:

                  The undersigned member of the Board of Directors of United States Steel LLC (the "Company") does hereby make, constitute and appoint Robert
M. Hernandez, Gretchen R. Haggerty or Larry G. Schultz, my true and lawful attorney-in-fact to sign and execute for me and on my behalf one or more registration statements to be filed with the Securities and Exchange Commission in connection with the issuance of up to $2,000,000,000 of debt securities and/or preferred stock, and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Company to comply with applicable law.

                  WITNESS the due execution hereof this 4th day of October 2001.



                                               /s/  THOMAS J. USHER
                                               -------------------------------
                                               Thomas J. Usher

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS:

                  The undersigned member of the Board of Directors of United States Steel LLC (the "Company") does hereby make, constitute and appoint Robert
M. Hernandez, Gretchen R. Haggerty or Larry G. Schultz, my true and lawful attorney-in-fact to sign and execute for me and on my behalf one or more registration statements to be filed with the Securities and Exchange Commission in connection with the issuance of up to $2,000,000,000 of debt securities and/or preferred stock, and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Company to comply with applicable law.

                  WITNESS the due execution hereof this 4th day of October 2001.



                                               /s/  GRETCHEN R. HAGGERTY
                                               --------------------------------
                                               Gretchen R. Haggerty

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS:

                  The undersigned Comptroller of United States Steel LLC (the "Company") does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty or Larry G. Schultz, my true and lawful attorney-in-fact to sign and execute for me and on my behalf one or more registration statements to be filed with the Securities and Exchange Commission in connection with the issuance of up to $2,000,000,000 of debt securities and/or preferred stock, and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Company to comply with applicable law.

                  WITNESS the due execution hereof this 4th day of October 2001.



                                               /s/  PAUL C. REINBOLT
                                               --------------------------------
                                               Paul C. Reinbolt

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS:

                  The undersigned member of the Board of Directors of United States Steel LLC (the "Company") does hereby make, constitute and appoint Robert
M. Hernandez, Gretchen R. Haggerty or Larry G. Schultz, my true and lawful attorney-in-fact to sign and execute for me and on my behalf one or more registration statements to be filed with the Securities and Exchange Commission in connection with the issuance of up to $2,000,000,000 of debt securities and/or preferred stock, and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Company to comply with applicable law.

                  WITNESS the due execution hereof this 4th day of October 2001.


                                               /s/ CHARLES G. CARSON, III
                                               --------------------------------
                                               Charles G. Carson, III

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS:

                  The undersigned member of the Board of Directors of United States Steel LLC (the "Company") does hereby make, constitute and appoint Robert
M. Hernandez, Gretchen R. Haggerty or Larry G. Schultz, my true and lawful attorney-in-fact to sign and execute for me and on my behalf one or more registration statements to be filed with the Securities and Exchange Commission in connection with the issuance of up to $2,000,000,000 of debt securities and/or preferred stock, and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Company to comply with applicable law.

                  WITNESS the due execution hereof this 4th day of October 2001.



                                               /s/  JOHN J. CONNELLY
                                               --------------------------------
                                               John J. Connelly

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS:

                  The undersigned member of the Board of Directors of United States Steel LLC (the "Company") does hereby make, constitute and appoint Robert
M. Hernandez, Gretchen R. Haggerty or Larry G. Schultz, my true and lawful attorney-in-fact to sign and execute for me and on my behalf one or more registration statements to be filed with the Securities and Exchange Commission in connection with the issuance of up to $2,000,000,000 of debt securities and/or preferred stock, and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Company to comply with applicable law.

                  WITNESS the due execution hereof this 4th day of October 2001.



                                               /s/  ROY G. DORRANCE
                                               --------------------------------
                                               Roy G. Dorrance

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS:

                  The undersigned member of the Board of Directors of United States Steel LLC (the "Company") does hereby make, constitute and appoint Robert
M. Hernandez, Gretchen R. Haggerty or Larry G. Schultz, my true and lawful attorney-in-fact to sign and execute for me and on my behalf one or more registration statements to be filed with the Securities and Exchange Commission in connection with the issuance of up to $2,000,000,000 of debt securities and/or preferred stock, and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Company to comply with applicable law.

                  WITNESS the due execution hereof this 4th day of October 2001.



                                               /s/  ALBERT E. FERRARA, JR.
                                               --------------------------------
                                               Albert E. Ferrara, Jr.

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS:

                  The undersigned member of the Board of Directors of United States Steel LLC (the "Company") does hereby make, constitute and appoint Robert
M. Hernandez, Gretchen R. Haggerty or Larry G. Schultz, my true and lawful attorney-in-fact to sign and execute for me and on my behalf one or more registration statements to be filed with the Securities and Exchange Commission in connection with the issuance of up to $2,000,000,000 of debt securities and/or preferred stock, and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Company to comply with applicable law.

                  WITNESS the due execution hereof this 4th day of October 2001.



                                                /s/  JAMES D. GARRAUX
                                                -------------------------------
                                                James D. Garraux

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS:

                  The undersigned member of the Board of Directors of United States Steel LLC (the "Company") does hereby make, constitute and appoint Robert
M. Hernandez, Gretchen R. Haggerty or Larry G. Schultz, my true and lawful attorney-in-fact to sign and execute for me and on my behalf one or more registration statements to be filed with the Securities and Exchange Commission in connection with the issuance of up to $2,000,000,000 of debt securities and/or preferred stock, and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Company to comply with applicable law.

                  WITNESS the due execution hereof this 4th day of October 2001.



                                               /s/  CHARLES C. GEDEON
                                               --------------------------------
                                               Charles C. Gedeon

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS:

                  The undersigned member of the Board of Directors of United States Steel LLC (the "Company") does hereby make, constitute and appoint Robert
M. Hernandez, Gretchen R. Haggerty or Larry G. Schultz, my true and lawful attorney-in-fact to sign and execute for me and on my behalf one or more registration statements to be filed with the Securities and Exchange Commission in connection with the issuance of up to $2,000,000,000 of debt securities and/or preferred stock, and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Company to comply with applicable law.

                  WITNESS the due execution hereof this 4th day of October 2001.



                                               /s/  BRUCE A. HAINES
                                               --------------------------------
                                               Bruce A. Haines

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS:

                  The undersigned member of the Board of Directors of United States Steel LLC (the "Company") does hereby make, constitute and appoint Robert
M. Hernandez, Gretchen R. Haggerty or Larry G. Schultz, my true and lawful attorney-in-fact to sign and execute for me and on my behalf one or more registration statements to be filed with the Securities and Exchange Commission in connection with the issuance of up to $2,000,000,000 of debt securities and/or preferred stock, and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Company to comply with applicable law.

                  WITNESS the due execution hereof this 4th day of October 2001.



                                               /s/  ROBERT M. HERNANDEZ
                                               --------------------------------
                                               Robert M. Hernandez

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS:

                  The undersigned member of the Board of Directors of United States Steel LLC (the "Company") does hereby make, constitute and appoint Robert
M. Hernandez, Gretchen R. Haggerty or Larry G. Schultz, my true and lawful attorney-in-fact to sign and execute for me and on my behalf one or more registration statements to be filed with the Securities and Exchange Commission in connection with the issuance of up to $2,000,000,000 of debt securities and/or preferred stock, and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Company to comply with applicable law.

                  WITNESS the due execution hereof this 4th day of October 2001.


                                               /s/ J. PAUL KADLIC
                                               --------------------------------
                                               J. Paul Kadlic

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS:

                  The undersigned member of the Board of Directors of United States Steel LLC (the "Company") does hereby make, constitute and appoint Robert
M. Hernandez, Gretchen R. Haggerty or Larry G. Schultz, my true and lawful attorney-in-fact to sign and execute for me and on my behalf one or more registration statements to be filed with the Securities and Exchange Commission in connection with the issuance of up to $2,000,000,000 of debt securities and/or preferred stock, and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Company to comply with applicable law.

                  WITNESS the due execution hereof this 4th day of October 2001.



                                               /s/  KENNETH L. MATHENY
                                               --------------------------------
                                               Kenneth L. Matheny

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS:

                  The undersigned member of the Board of Directors of United States Steel LLC (the "Company") does hereby make, constitute and appoint Robert
M. Hernandez, Gretchen R. Haggerty or Larry G. Schultz, my true and lawful attorney-in-fact to sign and execute for me and on my behalf one or more registration statements to be filed with the Securities and Exchange Commission in connection with the issuance of up to $2,000,000,000 of debt securities and/or preferred stock, and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Company to comply with applicable law.

                  WITNESS the due execution hereof this 4th day of October 2001.



                                               /s/  DAN D. SANDMAN
                                               --------------------------------
                                               Dan D. Sandman

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS:

                  The undersigned member of the Board of Directors of United States Steel LLC (the "Company") does hereby make, constitute and appoint Robert
M. Hernandez, Gretchen R. Haggerty or Larry G. Schultz, my true and lawful attorney-in-fact to sign and execute for me and on my behalf one or more registration statements to be filed with the Securities and Exchange Commission in connection with the issuance of up to $2,000,000,000 of debt securities and/or preferred stock, and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Company to comply with applicable law.

                  WITNESS the due execution hereof this 4th day of October 2001.


                                               /s/ TERRENCE D. STRAUB
                                               --------------------------------
                                               Terrence D. Straub

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS:

                  The undersigned member of the Board of Directors of United States Steel LLC (the "Company") does hereby make, constitute and appoint Robert
M. Hernandez, Gretchen R. Haggerty or Larry G. Schultz, my true and lawful attorney-in-fact to sign and execute for me and on my behalf one or more registration statements to be filed with the Securities and Exchange Commission in connection with the issuance of up to $2,000,000,000 of debt securities and/or preferred stock, and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Company to comply with applicable law.

                  WITNESS the due execution hereof this 4th day of October 2001.



                                               /s/ STEPHAN K. TODD
                                               --------------------------------
                                               Stephan K. Todd